Item 77 Q1

Sub-item 102P1(e)

Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and First Investors Management Company, Inc. is incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 13, 2012, Accession No. 0000898432-12-001297.


Sub-item 102P1(e)